THE ADVISOR’S EDGE® NY

VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated October 23, 2006

to the

Prospectus dated May 1, 2006

At the close of business on or about October 27, 2006, the Great Companies - AmericaSM portfolio and the Janus Growth portfolio will merge into the Transamerica Equity portfolio and the surviving fund will be Transamerica Equity portfolio.

On or about October 27, 2006, three portfolios of the AEGON/Transamerica Series Trust will change their names. The Templeton Great Companies Global portfolio will be renamed Templeton Transamerica Global; the Great Companies – TechnologySM portfolio will be renamed Transamerica Science & Technology; and the Salomon All Cap portfolio will be renamed Legg Mason Partners All Cap.

In addition, effective August 1, 2006, Transamerica Investment Management, LLC (“TIM”) replaced Great Companies, LLC as the sub-advisor of the Great Companies – TechnologySM portfolio, the Great Companies – AmericaSM portfolio, and of the portion of the Templeton Great Companies Global portfolio previously sub-advised by Great Companies, LLC.

This Prospectus Supplement must be accompanied by the

Prospectus for The Advisor’s Edge® NY Variable Annuity

dated May 1, 2006